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                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                   May 6, 1999


                          OneLink Communications, Inc.
        (Exact name of small business issuer as specified in its charter)


                         Commission file number: 0-25764


           Minnesota                                   41-1675041
 (State or other jurisdiction                         (IRS Employer
of incorporation or organization)                  Identification No.)


   10340 Viking Drive, Suite 150                          55344
          Eden Prairie, MN                              (Zip Code)
(Address of principal executive offices)


                                  612-996-9000
              (Registrant's telephone number, including area code)
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Item 5. OTHER EVENTS

         The Registrant's Press Release dated May 6, 1999, which is filed as
Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1.  Press Release dated May 6, 1999.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ONELINK COMMUNICATIONS, INC.
                             (Registrant)

Date: May 11, 1999           BY:    /s/ Paul Lidsky
                                   --------------------------------------------
                                   Paul Lidsky, President, Chief Executive
                                   Officer and Director (principle executive
                                   and financial officer)